Exhibit 10.26

                             AMENDED AND RESTATED
                            REIMBURSEMENT AGREEMENT

     AMENDED AND RESTATED REIMBURSEMENT AGREEMENT (this "Agreement"), dated as of June 27, 2005, by and among Direct Insite Corp., a Delaware corporation (the "Company") and the undersigned parties set forth on Schedule A annexed hereto (each a "Guarantor" and collectively, the "Guarantors").

     WHEREAS, the Company had secured a revolving line of credit (the "2003 Credit Facility") in the principal amount of $500,000 from JPMorgan Chase Bank (the "Lender"), as evidenced by that certain Grid Demand Promissory Note (Libor/Prime) dated June 27, 2003; and

     WHEREAS, the Company has negotiated a new line of credit with Lender dated June 30, 2005 (the "Credit Facility") to provide, among other things, that the original Maturity Date under the 2003 Credit Facility be extended to June 30, 2007;

     WHEREAS, as a condition precedent to providing the Credit Facility, the Lender requires that each Guarantor provide, as a financial accommodation to the Company and the Lender, a guaranty of the obligations of the Company in substantially the forms provided by the Lender (each, a "Guaranty" and collectively, the "Guarantees") in the aggregate maximum amount of $500,000 (as among all Guarantors) (the "Guaranty Amount"), which Guaranty Amount, for the purposes of the reimbursement obligations of the Company under this Agreement, shall include any indebtedness, liability, obligation or expense of any kind incurred by the Guarantors under or in connection with the Guarantees; and

     WHEREAS, as a condition precedent to providing the Credit Facility, and in addition to the Guarantees, the Lender requires that Tall Oaks Group L.L.C. execute and deliver, as a financial accommodation to the Company and the Lender, a Collateral Agreement in substantially the form provided by the Lender (the "Collateral Agreement" and, together with the Guarantees, the "Guaranty Documents") in respect of the Guaranty Amount; and

     WHEREAS, the Company and Guarantors are parties to a Reimbursement Agreement dated June 27, 2003, which, in order to satisfy the requirements of Lender and reflect the current understanding of the parties, is replaced by this Agreement; and

     WHEREAS, as a condition precedent to executing and delivering the Guaranty Documents to the Lender and in order to induce the Guarantors to execute and deliver such Guaranty Documents, the Company has agreed to execute and deliver this Agreement to, among other things, provide (i) for the issuance of a Note (as defined below) and associated securities to each Guarantor in the event that the Lender exercises its right to payment under the Guaranty Documents and (ii) the issuance and delivery of Warrants (as defined below) to purchase an aggregate of 500,000 shares of the common stock of Company;

     NOW, THEREFORE, in consideration of the premises and representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

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                                   ARTICLE I.

                   REIMBURSEMENT AND CONSIDERATION PROVISIONS

           Section 1.01. Reimbursement Obligations and Consideration.

     (a) In the event that a Guarantor shall, at any time or from time to time, make a payment to the Lender under a Guaranty or draw down funds under the Collateral Agreement, the Company agrees to simultaneously issue to such Guarantor a senior subordinated secured promissory note (each a "Note"), which Note shall be issued in an amount equal to any and all amounts paid by a Guarantor to the Lender pursuant to or in connection with such Guaranty Documents, which shall constitute principal amounts due under the Note. The Note shall be on such terms and conditions as to be consistent with: (i) the intended financing to be provided to Company by Sigma Opportunity Fund LLC currently being negotiated, or (ii) at the option of Guarantors, on such terms as are offered in any financing obtained by the Company prior to the issuance of the Note (either (i) or (ii), a "Financing"). Notwithstanding the foregoing, it is understood that the Notes shall be senior to the repayment of all other debt, other than bank financing. In addition to the Note, the Company agrees to simultaneously issue to the Guarantor such securities (which may include, without limitation, warrants) as are issued, or as were contemplated to be issued, in respect of a Financing, and such securities shall be issued on substantially the same terms as the securities issued, or contemplated to be issued, in such Financing; provided that any terms of the Warrants (as defined below) that are more favorable than those issued in the Financing shall be included with the terms of such securities.

     (b) Upon execution and delivery of this Agreement, the Company shall further issue and deliver to the Guarantors as they may direct, five-year warrants (the "Warrants") to purchase an aggregate of 500,000 shares of the Company's Common Stock, in the form attached as Exhibit A hereto. In addition to such other terms as set forth in the Warrant, the Warrants shall: (i) have an initial exercise price of $1.00 per share; (ii) contain a "cashless exercise" feature; and (iii) provide that both the strike price and the number of shares of the Company's Common Stock into which the Warrants are exercisable, and such other rights and terms as are provided in the Warrants, shall be adjusted to reflect any more favorable terms or rights that may be included in any financing consummated prior to September 30, 2005, or series of related financings in respect of such financing (irrespective of whether any such series of related financings occurs prior to September 30, 2005), or, if no financing is consummated prior to September 30, 2005, then in the Company's next round of financing, or series of related financings, whichever financing is the most favorable.

     Section 1.02. Obligations Absolute. The obligations of the Company under this Agreement shall be absolute, unconditional and irrevocable, and shall be discharged strictly in accordance with the terms hereof, under all circumstances whatsoever, including, without limitation, the following circumstances:

     (a) any lack of validity or enforceability of any of the Guaranty Documents or any other agreement, instrument or document relating thereto;

     (b) any amendment or waiver of or any consent to departure from any of the Guaranty Documents;

     (c) any other defense whatsoever that might constitute a defense available to, or discharge of, the Company or the Guarantors;

     (d) the existence of any claim, setoff, defense or other rights which the Company may have against a Guarantor or a Guarantor may have against the Lender, whether in connection with this Agreement or any unrelated transaction; and

     (e) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     The Company hereby represents, covenants and warrants to the Guarantors as follows:

     Section 2.01. Existence, Power and Qualification. The Company is a duly organized and validly existing company, has the power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

     Section 2.02. Power and Authority. The Company has full power and authority to enter into and perform its obligations under this Agreement. The Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement in accordance with its terms.

     Section 2.03. Validity. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity.

     Section 2.04. No Conflict. The execution, delivery and performance of this Agreement by the Company will not violate, conflict with, or constitute any default under any provision of (a) the Company's charter or by-laws, (b) any applicable provisions of all constitutions, treaties, statutes, laws (including, but not limited to, common law), rules, regulations, ordinances, codes or orders of any governmental authority or any order, writ, rule, judgment, injunction, decree, stipulation, determination, decision, consent, agreement or award entered into by or with any governmental authority (a "Government Order") applicable to the Company or its properties or assets, or (c) any mortgage, agreement, contract or other undertaking or instrument to which the Company is a party or by which the Company's properties or assets are bound.

     Section 2.05. Pending Matters. No action or investigation is pending or, to the best of the Company's knowledge, threatened before or by any court or administrative agency which might result in any material adverse change in the financial condition, operations or prospects of the Company. The Company is not in violation of any agreement, the violation of which might reasonably be expected to have a material adverse effect on its business or assets, and the Company is not in violation of any Governmental Order to which it is subject.

     Section   2.06.   Survival   of   Representations   and   Warranties.   All
representations and warranties made herein or made in any certificate delivered pursuant hereto shall survive the execution hereof or thereof.

     Section 2.07. Issuance of Securities. The issuance of the Warrants has been, and upon issuance, if necessary, the Notes will be, duly authorized by all necessary corporate action, and issued free and clear of all liens, encumbrances and rights of refusal of any kind. When the shares of common stock issuable upon exercise of the Warrant (the "Warrant Shares") are issued and paid for in accordance with the terms of the Warrant, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

                                  ARTICLE III.

                                   COVENANTS

     Section 3.01. Reservation of Common Stock. For so long as any Warrants or other securities convertible into shares of Common Stock held by a Guarantor and issued pursuant to this Agreement, including under Section 1.01(a) hereof, shall remain outstanding, the Company covenants and agrees that it will at all times fully reserve from its authorized but unissued shares of Common Stock such sufficient number of shares thereof to permit the conversion in full of such Warrants or other securities in accordance with the terms thereof (the "Reserved Common Stock").

     Section 3.02. Change of Control. Upon any anticipated Change of Control of the Company, the Company shall take all commercially reasonable actions necessary to release the Guaranty at the time of or immediately prior to the consummation of such Change of Control. For purposes of this Section 3.02, "Change of Control" shall be as defined as: (i) any merger, consolidation or reorganization of the Company into or with any other person or entity (except a merger, consolidation or reorganization with or into a wholly-owned subsidiary of the Company or a merger, consolidation or reorganization in which either (A) the Company's voting stock outstanding immediately prior to such transaction continues to represent a majority by voting power of the voting stock outstanding immediately following such transaction on a fully diluted basis or
(B) the shares of capital stock issued in exchange for the Company's voting stock outstanding immediately prior to such transaction represent a majority by voting power of the voting stock of the continuing or resulting entity immediately following such transaction on a fully diluted basis); (ii) any issuance, sale or other disposition (or series of related sales or dispositions) of the capital stock of the Company by the Company and/or stockholders in which the stockholders immediately prior to such event do not hold a majority by voting power of the outstanding stock of the Company immediately after such event (on a fully diluted basis) (other than in a public offering); or (iii) any sale, license, lease or disposition of all or substantially all of the assets of the Company.

     Section 3.03. Additional Agreements or Arrangements with JPMorgan Chase. The Company covenants and agrees that, other than the Note, including, but not limited to, any repayments and drawdowns under the Note, the Company will not enter into or otherwise engage in any other arrangement or agreement with the Lender, and/or any of its subsidiaries or affiliates, of any kind, without first obtaining the prior written consent of each Guarantor.

     Section 3.04. Registration of the Reserved Common Stock. The Company agrees to register the Reserved Common Stock for resale on substantially the same terms and conditions set forth in Section 6 (the "Registration Rights") of the Stock Purchase and Registration Rights Agreement dated as of June 3, 2003 by and between the Company and Metropolitan Venture Partners II, L.P., or such other agreement entered into after the date thereof that supersedes, amends or otherwise alters the Registration Rights thereunder, as if the Holder of this Warrant were the party entitled to the Registration Rights thereunder, which terms and conditions of such Registration Rights are incorporated by reference to and made a part of this Agreement. Regardless of whether the Company registers the resale of the Reserved Common Stock, the Company will, upon the presentation of an opinion (in form and substance reasonably satisfactory to the Company) of counsel by a Guarantor, allow such Guarantor to offer and sell the Reserved Common Stock in reliance on the provisions of Rule 144 of the Securities Act of 1933, as amended, or other exemption from the registration provisions of state or federal law, at the option of the Guarantor.

                                  ARTICLE IV.

                                 MISCELLANEOUS

     Section 4.01. Term of Agreement. This Agreement is effective commencing on the date hereof. This Agreement shall remain in full force and effect until the later of (a) the date on which the Guarantor's obligations under all of the Guaranty Documents are terminated or expired and (b) the date on which all reimbursement obligations of the Company to the Guarantors have been irrevocably paid and satisfied in full. Any other termination of this Agreement shall not terminate or otherwise affect in any way any liability or obligation of any party hereto to the extent such liability or obligation relates to events occurring or circumstances existing prior to or as of, or as a result of, such termination. The Company reserves the right, at its sole option, to extend the Maturity Date on the Credit Facility for up to an additional 12 months, and Guarantors agree to remain obligated under the terms and conditions hereof, without further consideration. Where the Company elects to seek an extension of the Maturity Date, Guarantors shall use commercially reasonable efforts to assist the Company in the discussions with Lender.

     Section 4.02. Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (a) on the date of delivery if delivered by hand or sent by telecopy, (b) on the next business day if sent by recognized overnight courier service and (c) on the third business day following the date sent by certified mail, return receipt requested.

     Section 4.03. Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

     If to the Company:         Direct Insite Corp.
                                80 Orville Drive
                                Bohemia, New York  11716
                                Attention:  Chief Financial Officer
                                Fax:  (631) 563-8085

        With copies to:         Robert Barandes, Esq.
                                Beckman, Lieberman & Barandes, LLP
                                116 John Street, Suite 1313
                                New York, NY 10038
                                Fax: (212) 608-9687

        If to the Guarantors:   to the addresses set forth in Schedule A hereto.

     Section 4.04. Amendments and Waivers. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

     Section 4.05. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 4.06. Integration. This Agreement, together with the Exhibits, represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no agreements, promises, undertakings, representations or warranties by the parties hereto relative to subject matter hereof not expressly set forth or referred to herein, all of which are superceded by this Agreement to together with the Exhibits.

     Section 4.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Guarantors, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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     Section 4.08. Payment of Expenses; Indemnity. The Company shall (a) pay all reasonable out-of-pocket expenses of the Guarantors in connection with (i) the preparation, execution and delivery of this Agreement, whenever the same shall be executed and delivered, not to exceed $10,000, (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Guarantors relating to this Agreement, including without limitation reasonable fees and disbursements of counsel for the Guarantors (iii) the administration and enforcement of any rights and remedies of the Guarantors under this Agreement, including consulting with accountants and attorneys concerning the nature, scope or value of any right or remedy of the Guarantors hereunder or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of the Guarantors, and (b) defend, indemnify and hold harmless the Guarantors from and against any losses, penalties, fines, liabilities, judgments, settlements, damages, costs and
expenses,   suffered  by  any  such  person  in   connection   with  any  claim,
investigation, litigation or other proceeding (whether or not the Guarantors are a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement or the Guaranty Documents (after taking into account the issuance of the Note in accordance with the terms hereof), including without limitation, reasonable attorneys' and consultants' fees of the Guarantors, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

     Section 4.09. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Guarantors and their respective successors and assigns, except that no party hereunder may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto, except by intestate transfer under the death of an individual Guarantor.

     Section 4.10. WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

     Section 4.11. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     Section 4.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO LAWS RELATING TO CONFLICT OF LAWS.

     Section 4.13. Counterparts. This Agreement may be signed in any number of counterparts, each which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                                      -7-
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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed by their respective authorized officers as of its finalization on July 12, 2005.

                                        DIRECT INSITE CORP.


                                        By: /s/ Michael J. Beecher
                                        Name:  Michael J. Beecher
                                        Title:    Chief Financial Officer


                                        /s/  Lawrence D. Hite
                                        Lawrence D. Hite


                                        TALL OAKS GROUP L.L.C.


                                        By: /s/ Lawrence D. Hite
                                        Name:  Lawrence D. Hite
                                        Title:  General Manager

                                      -8-
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                                   SCHEDULE A

                                   GUARANTORS

Name/Address
------------

Lawrence D. Hite
c/o Tall Oaks Group L.L.C.
The Majestic
115 Central Park West, Apt. 5E
New York, NY  10023


Tall Oaks Group L.L.C.
The Majestic
115 Central Park West, Apt. 5E
New York, NY  10023
Attn: Lawrence D. Hite


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